UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 19, 2016
(Date of earliest event reported)

ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1133 Westchester Avenue White Plains, New York (Address of principal executive offices) 10604 (Zip Code)
(914) 641-2000 Registrant’s telephone number, including area code:

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

(d) Election of Directors. On October 19, 2016, the Board of Directors of the Company elected Nicholas Fanandakis to its Board of Directors to be effective on October 20, 2016.

The Board of Directors of the Company also appointed Nicholas Fanandakis to the Audit Committee of the Board of Directors to be effective as of October 20, 2016. The Board of Directors also considered the independence of Mr. Fanandakis under the New York Stock Exchange listing standards and the Company's corporate governance principles and concluded that he is an independent director under the applicable standards.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by ITT Inc., dated October 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT INC. (Registrant)

October 20, 2016	By:	/s/ Mary E. Gustafsson
Name: Mary E. Gustafsson
Title: Senior Vice President, General Counsel and Chief Compliance Officer (Authorized Officer of Registrant)